[LOGO]                                          "CONFIDENTIAL
                                                TREATMENT REQUESTED
                                                UNDER 17 C.F.R. SECTIONS
                                                200.80(b)(4), 200.83 AND
                                                240.2b-2."
                VALUE ADDED RESELLER AGREEMENT                     EXHIBIT 99.2

This Agreement is entered into and becomes effective the 27 day of Oct. 1995 by and between VMARK Software, Inc. ("VMARK"), a Delaware Corporation with its principal place of business at 50 Washington Street, Westboro, Massachusetts, 01581, and Dataworks Corp. ("VAR") with its principal place of business at 5918 Pacific Center Blvd., San Diego, CA 92121.

Definitions

        "APPLICATION" means a computer program which is developed, owned, and licensed by VAR which substantially uses the features and capabilities of VMARK Product(s).

        "EFFECTIVE DATE" means the date this Agreement is signed by VMARK.

        "END USER" means any third party individual, business or governmental customer of VAR which acquires one or more copies of the products for personal or internal business use, and not for transfer to others. An end user may not be an Affiliate of Licensee.

        "PRICE LIST" means the VMARK price list in effect (i) at the time VAR orders Product(s) from VMARK, and (ii) in the country within which VAR deploys the Product(s).

        "SOLUTION" means the combination of the Application and a Product(s).

        "STANDARD MAINTENANCE SUPPORT" means the VMARK Standard Maintenance Support program which provides telephone coverage from 8 AM through 5 PM local time, Monday through Friday.

        "VALUE ADD" is the Application software which substantially uses features and capabilities of VMARK Product(s).

Now, therefore, VMARK and VAR agree as follows:

1.      Territory

        VMARK grants VAR the right to distribute Product(s) in the United States of America and the District of Columbia under the terms and conditions set forth herein including all schedules attached hereto and by this reference made part hereof.

2.      Term

        This Agreement shall continue in effect three years from the date set forth and shall continue thereunder unless terminated by either party upon 90 day written notice of such termination to the other subject to compliance by VAR and VMARK with all the terms and conditions set forth in this Agreement including all the Schedules and addenda hereto, unless sooner terminated as provided herein.

3.      Product(s)

        The software products covered by this agreement are those set forth in the attached Product Register addendum 1, herein referred to as "Product(s)". VMARK may add or delete versions or change prices of Product(s) upon seventy-five (75) days notice to VAR.

4.      License

        4.1 VMARK hereby grants to VAR a non-exclusive license to demonstrate, market, promote and copy, for backup purposes only, Product(s) and to sublicense Product(s) to end users solely in conjunction with Application on systems designated in the Sublicense Agreement.

        4.2 Each Product(s) license purchased hereunder may be sublicensed only one time by VAR, otherwise said license is non-transferable.

        4.3 Upon execution of this Agreement, payment of the license fee and completion of the training as set forth in the attached Initial Order Package, addendum 2, VAR shall have the right to use and demonstrate Product(s) on a designated system.

               Upon payment by VAR of the fee for temporary demonstration licenses set forth in VMARK's then prevailing Price List, VMARK shall, upon written request from VAR provide a temporary demonstration copy of Product(s) under the license provisions of this Agreement. However, the license for such temporary demonstration copy of Product(s) shall expire sixty (60) days after shipment by VMARK.

5.      VAR OBLIGATIONS

        5.1 VAR agrees in all cases that Product(s) will be licensed in conjunction with VAR's Application.

        5.2 VAR may never distribute Product(s) on a stand alone basis. VAR may only distribute Product(s) with its Application.

        5.3 VAR shall promptly notify VMARK of any actual or suspected unauthorized use of disclosure of the Confidential information received from VMARK, and shall provide reasonable assistance for VMARK (at VMARK expense) in the investigation and prosecution of unauthorized use or disclosure.

        5.4 VAR shall train and maintain a sufficient number of capable technical and sales personnel as VMARK reasonably deems necessary and appropriate for VAR to carry out its obligations and responsibilities under this contract.

        5.5 VAR shall use its best efforts to actively market the Product(s).

6.      SUBLICENSES

        6.1 VAR may provide and sublicense Product(s) to end users, but only pursuant to a non-exclusive, non-transferable sublicense agreement in a form approved by VMARK. The current approved sublicense agreement form is attached as Schedule 2, and may be changed from time to time by mutual agreement between VMARK and VAR.

        6.2 VAR shall provide to VMARK, upon written request, a copy of all sublicense agreements with an end user granted by VAR hereunder on or before the fifteenth (15th) day of the month following receipt by VAR of such written request.

        6.3 VAR must secure a new sublicense from end use for any upgrade version of Product(s), such as increasing the number of users supported by Product(s) or replacing the Central Processing Unit on which Product(s) is originally licensed for use.

7.      ORDERING

        7.1 During the item hereof VAR orders for Product(s) shall be submitted to VMARK by written purchase order on a form acceptable to VMARK pursuant to the terms hereof and VMARK shall notify VAR via telephone or Facsimile within twenty (20) business days of a rejection of an order. VMARK may refuse to accept any purchase order(s) if VAR is in breach of this Agreement including the Schedule and addenda hereto. All purchase orders submitted to VMARK by VAR must specify that they are subject to the terms and conditions of this Agreement; all other terms and conditions of such purchase order shall have no force or effect. No orders shall be binding upon VMARK until acceptance by VMARK.

        7.2 If at any time subsequent to VMARK's acceptance of the VAR's purchase order and prior to delivery, the VAR is in default of any provision of this Agreement or schedule and addendum hereto, VMARK's acceptance of any purchase order shall be deemed to be vacated and the purchase order shall be cancelled.

        7.3 In all situations, VAR may only license VMARK Product(s) with VALUE ADD. When requested by VMARK in writing, VAR must demonstrate the licensing or sale of such VALUE ADD to end-licenses by VAR at the time of the sale of VMARK Product(s). If such VALUE ADD cannot be demonstrated to VMARK's reasonable satisfaction within three business days of receipt of written request, VAR will be considered in breach of the Agreement and this Agreement will be terminated in accordance with
                Section 23.1a.

8.      SHIPMENT

        VAR shall pay all shipping charges. Unless otherwise agreed, costs of shipment will be prepaid by VMARK for the VAR, in the absence of shipping instructions, VMARK will select a common carrier on behalf of the VAR.

9.      TITLE

        Title to and ownership of all proprietary rights in Product(s) and all related proprietary information shall at all times remain with VMARK.

10.     COPYRIGHT AND TRADE SECRET NOTICE AND LEGENDS

        10.1 VAR shall reproduce on any copies including partial copies of Product(s) and related material the notice or legend which they contained when received by VAR. VAR must notify VMARK of the absence of such notice or legend upon receipt by VAR. VMARK will instruct VAR on the appropriate notice that VAR should place on all material objects embodying partial or complete copies of Product(s) and related material.

        10.2 Each copyright notice shall be reproduced in human-readable form on the media containers, tapes or other tangible manifestations in which Product(s) are produced under this Agreement and in machine readable form embedded in the object code of Product(s) such that the notice is displayed on the terminal when Product(s) are first logged on. Such copyright notice shall not be construed as an admission of or presumption that publication has occurred.

11.     LICENSE FEE

        VAR shall pay to VMARK for each copy of Product(s) ordered and shipped the appropriate license fee set forth in VMARK's then prevailing Price List less a discount as set forth in the attached Product Discount Schedule, addendum 3.

        11.1 Upon signing of this Agreement, VAR shall pay to VMARK the amount shown on the Initial Order Package, addendum 2.

12.     PAYMENT TERMS

        12.1 License fees and other charges payable by VAR to VMARK under this Agreement are payable net of all taxes, tariffs and other governmental charges, except taxes based on VMARK's net income, and if VMARK is required to pay any such tax, tariff or other charge based on the license granted or services performed under this Agreement, then such taxes, tariffs or other charges shall be billed to VAR and payable upon invoice.

        12.2 License fees shall be payable in U.S. dollars. All other payments due hereunder shall be paid in U.S. dollars and as specified herein. If no payment term is specified, such payments shall be due within 30 days from date of invoice. Any amount not paid when due may be subject to a late payment charge at the rate of 1.5% per month or the maximum rate permitted by law, whichever is less until such payment is made.

13.     WARRANTY

        13.1 VMARK warrants that Product(s), when shipped, will conform to its then current published specification for Product(s). In the event that Product(s) does not so conform and VAR notifies VMARK in writing within ninety (90) days from the date of shipment, then VMARK shall at its option, either correct the defect or replace Product(s) with a conforming copy.

        13.2 EXCEPT FOR THE WARRANTIES SET FORTH HEREIN IN THIS PARAGRAPH 13 ABOVE, VMARK DISCLAIMS ALL WARRANTIES WITH REGARD TO Product(s), INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE; and the stated express written warranties are in lieu of all obligations or liabilities on the part of VMARK for damages, including but not limited to special, indirect or consequential damages arising out of or in connection with the use or performance thereof.

14.     MAINTENANCE SUPPORT AND SERVICES

        14.1 VMARK shall make Maintenance Support and Services available to VAR and/or to licensees of Product(s) sublicensed by VAR. Such Maintenance Services shall be provided by VMARK at VMARK's then prevailing prices, terms and conditions, as defined in Schedule 14 attached to this Agreement, and by this reference incorporated herein.

        14.2 For Product(s) used internally by VAR in accordance with the terms and conditions of the Agreement, VAR shall purchase from VMARK Standard Maintenance Support.

        14.3 Maintenance Support fees are paid on annual basis at the price set forth in the then current Price List less a discount as set forth in Schedule 14.

15.     INFRINGEMENT INDEMNIFICATION

        15.1 VMARK shall defend any claim, suit or proceeding brought against VAR so far as it is based on a claim that the use or transfer of Product(s) and related material delivered hereunder constitutes an infringement of a United States patent or copyright, so long as VMARK is notified promptly in writing by VAR as to any such action and is given full authority, information and assistance at (VMARK's expense) for the defense of any such claim or proceeding, VMARK shall pay all damages and costs awarded therein against VAR but shall not be responsible for any compromise made without its consent. In the event of a final judgment which prohibits VARs continued use of Product(s) by reason of infringement of a United States patent or copyright, or if at any time VMARK is of the opinion that Product(s) is likely to become the cause of an action for infringement of a United States patent or copyright, VMARK shall, at its sole option and at its expense, either obtain the rights to continued use of Product(s) or replace or modify Product(s) so that it is no longer infringing.

--------------------------------------------------------------------------------

        15.2 VAR shall indemnify and hold harmless VMARK from any loss, cost, or expense suffered or incurred in connection with any claim, suit or proceeding brought against VMARK so far as it is based on a claim that Product(s) modified, altered or combined by VAR with any equipment, device or software not supplied by VMARK hereunder constitutes such an infringement because of such modification, alteration or combination.

16.     USE OF VMARK'S NAME

        16.1 VMARK expressly prohibits any direct or indirect use, reference to, or other employment of its name, trademarks or trade names or of any name, trademark or trade name exclusively licensed to VMARK, except in this Agreement.

        16.2 All VAR advertising and other promotional material for Product(s) shall identify VMARK and will be submitted to VMARK for approval prior to release by VAR. VMARK acknowledges that its consent may not be unreasonably withheld.

        16.3 VMARK hereby authorizes VAR's use of the legend VMARK AUTHORIZED VAR. If utilized by VAR, said legend shall appear in conjunction with, and after, VAR's name and shall not be more prominent than VAR's name. VAR shall submit to VMARK the full particulars as to any requested use of the authorized legend in any manner and shall not utilize the same unless and until VMARK's written approval is obtained.

        16.4 Upon termination of this Agreement, VAR shall discontinue the use of such legend in any manner and thereafter shall not use, either directly or indirectly, such legend or any similar legend, the use of which might confuse or deceive the public and/or potential VARs.

        16.5 VMARK agrees that the Product(s) identified on the then prevailing Price List and/or on the Product Register and the name VMARK are owned by VMARK, and VAR shall upon request from VMARK and at VMARK's cost and expense, assist VMARK in taking appropriate steps to protect its rights in said names.

        16.6 VMARK grants VAR right to use, in unaltered form and strictly in accordance with VMARK's then current Corporate Graphic Standard Manual, the VMARK trademarks, service marks or marketing logos solely to promote the Product(s).

17.     MARKETING SUPPORT

        VMARK shall have the right to participate with VAR in user meetings, advertisement and newsletters primarily concerning Product(s).

18.     DOCUMENTATION

        VMARK will provide VAR with an initial complement of sales literature at no additional charge to VAR. VMARK shall also provide one (1) set of system manuals with the initial version of Product(s) licensed by VAR. VAR may purchase additional manual(s) at VMARK's then prevailing prices for such manual(s).

19.     EXCUSABLE DELAYS

        VMARK shall not be liable for any loss, damage or penalty for delay in delivery or for failure to give notice of delay when such delay is due to causes beyond the reasonable control of VMARK, such as, but not limited to, acts of God, fire or explosions, war or civil disturbances, labor disturbances, delays in transportation or unreasonable delay in delivery by VMARK's vendors. The time for performance hereunder shall be extended by a period of time equal to the time lost because of any such delay.

20.     RELATIONSHIP OF PARTIES

        20.1 VAR acknowledges that both parties hereto are independent contractors and that VAR will solicit orders for Product(s) only as an independent contractor. VAR shall in no way represent itself as a partner, joint-venture, agent, employee or general representative of VMARK. VAR acknowledges that its only authorized representation to third parties is to identify itself as a VMARK AUTHORIZED VAR. VAR further acknowledges that it shall have no right, power or authority to in any way obligate VMARK to any contract, term or condition.

        20.2 VAR agrees to indemnify and hold VMARK free and harmless from any and all claims, damages and expenses of every kind and nature, including reasonable attorneys fees, arising from acts of commission or omission by VAR in relation to licenses sold by VAR under this Agreement.

21.     SOLICITATION OF EMPLOYEES

        Neither VMARK nor VAR shall solicit the services of employees of the other during the term of this Agreement.

--------------------------------------------------------------------------------

22.     Assignment

        This Agreement is personal to VAR and the Agreement, or any part thereof, may not be transferred or assigned by VAR without the prior written consent of VMARK.

23.     Termination

        23.1 Unless terminated pursuant to Paragraph 2, this Agreement shall remain in full force and effect except if terminated as follows:

              a. If either party neglects or fails to perform, observe or cure within thirty (30) days of written notice of such failure to perform any of its existing or future obligations.

              b. If VAR attempts to assign this Agreement or any of its rights hereunder.

        23.2 Termination of this Agreement shall not affect any of VAR's pre-termination obligations hereunder and any such termination is without prejudice to the enforcement of any undischarged obligations existing at the time of termination.

        23.3 In the event of termination of this Agreement, VAR shall have no further right to use Product(s) or VMARK's trademarks and trade names, and immediately after the termination date shall return to VMARK all originals and copies of Product(s), including all compilations, translations, and partial copies, whether or not modified or merged into other software or documentation. VAR shall certify in writing within ten (10) days following termination that it has complied with this paragraph. VAR acknowledges that it shall not be entitled to any compensation by reason of allegedly having contributed to VMARK's goodwill during the term of this Agreement.

        23.4 All licenses granted by VMARK to VAR under this Agreement shall immediately terminate, but such termination shall not affect the right of existing end user sublicensees granted by VAR to use Product(s).

        23.5 Sections 9 and 10 shall survive the termination or expiration of this Agreement.

24.     Notice

        Unless otherwise agreed to by the parties, all written notices required hereunder shall be made by either registered mail or certified mail, return receipt requested and all written notices shall be addressed to the attention of the party executing this Agreement or its successor.

25.     General

        25.1 Either party's lack of enforcement of any provision in this Agreement in the event of a breach by the other shall not be construed to be a waiver of any such provision and the non-breaching party may elect to enforce any such provision in the event of any repeated or continuing breach by the other.

        25.2 A valid contract binding upon the parties hereto shall come into being only upon execution of this Agreement by a duly authorized agent, officer or representative of both parties.

        25.3 This Agreement is the exclusive statement of the entire agreement between VMARK and VAR and supersedes all prior oral or written representations or agreements between the parties as to the subject matter hereof. No change, termination or attempted waiver of any of the provisions hereof shall be binding unless in writing and signed by the party against whom the same is sought to be enforced.

        25.4 The parties hereto agree that the terms and conditions contained herein shall prevail notwithstanding any variations on any orders submitted by VAR.

        25.5 This Agreement shall be governed by, subject to and construed in accordance with the laws of the Commonwealth of Massachusetts.

        25.6 The particular provisions of this Agreement shall be deemed confidential in nature and neither VAR nor VMARK shall divulge any of its provisions as set forth herein to any third parties except as may be required by law.

        25.7 VAR understands that VMARK is subject to regulation by agencies of the U.S. Government, including the U.S. Department of Commerce, which prohibit export or diversion of VMARK products to certain countries, and agrees it will not knowingly assist or participate in any such diversion or other violation of applicable U.S. laws and regulations. VAR warrants that it shall not license Product(s) in countries or to users not approved to receive classified technical equipment under applicable U.S. laws and regulations and that it will abide by such laws and regulations. VAR shall hold harmless and indemnify VMARK for any damages resulting to VMARK from a breach of this paragraph by VAR.

              VAR shall include in all sublicenses the name and location of the end user.

IN WITNESS WHEREOF, the parties hereto have executed this instrument to be effective as of the date first written above on the first page hereof.


VMARK SOFTWARE, INC.                    VAR: Data Works, Corp.

/s/ Alec Stern                          /s/ Rick Russo
---------------------------             ------------------------------
By                                      By

    Alec Stern
---------------------------             ------------------------------
Printed Name                            Printed Name

   VP Indirect Sales                        VP Finance
---------------------------             ------------------------------
Title                                   Title

   January 22, 1996                         12-27-95
---------------------------             ------------------------------
Date                                    Date

                                        * CONFIDENTIAL TREATMENT REQUEST

                                  SCHEDULE 14

                    VANTAGE MAINTENANCE SUPPORT AND SERVICES

Definitions

        "VANTAGE SERVICE PROVIDER" is a relationship agreed-to between VAR and VMARK, as elected below, consisting of certain terms and conditions as contained herein.

        "VANTAGE RESELLER" is a relationship agreed-to between VAR and VMARK as elected below, consisting of certain terms and conditions as contained herein.

        "LIST MAINTENANCE PRICE" is VMARK's then current, per end user and/or per copy. Maintenance list price for a given license of Product as shown in VMARK's then prevailing Price List.

        "MAINTENANCE CHARGE" for a given license of Product is equal to the LIST MAINTENANCE PRICE multiplied by the number of users and/or number of copies associated with that license.

        "TOTAL MAINTENANCE CHARGE" is the sum of the MAINTENANCE CHARGES for all licenses of VMARK products sold by VAR under this VAR Agreement, and any prior Agreement(s), between VAR and VMARK.

        "COMMITMENT LEVEL" is that category of items and conditions specified herein and elected by VAR under which VAR commits to act as a VMARK VANTAGE SERVICE PROVIDER.

        "LICENSE PERCENTAGE" is that percentage of all licenses of Product(s) sold by VAR under this VAR Agreement, and any prior Agreement(s), between VAR and VMARK deemed to be subject to MAINTENANCE CHARGES, determined by and associated with each COMMITMENT LEVEL, and used to calculate quarterly payments due to VMARK by VAR as a VANTAGE SERVICE PROVIDER.

        "VANTAGE PERCENTAGE" is that share of a MAINTENANCE CHARGE that is payable to VMARK by VAR, determined by and associated with each COMMITMENT LEVEL, and used to calculate quarterly payments due to VMARK by VAR as a VANTAGE SERVICE PROVIDER.

        "QUARTERLY MINIMUM" is that minimum dollar amount, which VAR is obligated to pay each calendar quarter to VMARK as a VANTAGE SERVICE PROVIDER which is determined by and associated with each COMMITMENT LEVEL.

        "PRODUCT SUBLICENSE COMMITMENT" is that minimum dollar amount, determined by COMMITMENT LEVEL, which is paid to VMARK by VAR for all licenses of Product(s) in each product category (Database, Connectivity, and Tools) as defined in Addendum 1 made under this VAR Agreement, between VAR and VMARK during each twelve-month period beginning with the Effective Date, and each anniversary thereof. License revenue for products in one product category do not apply to COMMITMENT LEVEL of other product categories.

        "FIRST LINE MAINTENANCE SUPPORT" is the level of maintenance support described in the then prevailing Valued Partner Handbook of this Agreement between VAR and VMARK provided directly to the end user in execution of a Maintenance Agreement with the end user.

        "SECOND LINE MAINTENANCE SUPPORT" is the level of maintenance support described in the then prevailing Value Partner Handbook of this VAR Agreement between VAR and VMARK provided by VMARK to VAR should VAR elect herein to assume FIRST LINE SUPPORT duties to end-VAR's.

        "IN GOOD STANDING" is a consistent positive payment record with respect to VMARK's then prevailing payment plan.

VANTAGE MAINTENANCE SUPPORT OPTIONS

VAR shall elect, as of the effective date of this Agreement, the form of Vantage Maintenance Support from VMARK that shall be provided to VAR. VAR elects either VANTAGE SERVICE PROVIDER, or VANTAGE RESELLER, but not both, of these two options set forth below.

VAR elects to become a _________*____________ or all sublicenses of Product(s) identified in attached Product Register, addendum 1.

A.      Vantage Service provider Terms and Conditions

     1. Definition

        As a VANTAGE SERVICE PROVIDER, VAR directly provides FIRST LINE MAINTENANCE SUPPORT for each Product(s) sublicensed by VAR. VMARK provides SECOND LINE MAINTENANCE SUPPORT to VAR only.

        As a VANTAGE SERVICE PROVIDER, VAR may request, and VMARK will provide, service and/or maintenance support which require greater expertise and knowledge of VMARK Product(s) than VAR is trained or certified to provide. Such service will be provided by VMARK at VMARK's then current prices, terms and conditions.

                                             *CONFIDENTIAL TREATMENT REQUESTED

2.      VANTAGE SERVICE PROVIDER CRITERIA

        In order to qualify as a VANTAGE SERVICE PROVIDER, VAR must, on an annual basis, demonstrate sufficient business with VMARK to meet the following criteria:

        -  PRODUCT SUBLICENSE COMMITMENT for the elected COMMITMENT LEVEL
        - Possess a maintenance support infrastructure as described in the then prevailing Partner Handbook.
        - VAR Support Engineers shall be certified for each Product(s) by VMARK at all times for the term of the Agreement.
        -  VAR's account must remain in GOOD STANDING with VMARK.
        - VAR cannot sell maintenance support for any Product(s) that VAR did not originally sublicense.

3.      VANTAGE SERVICE PROVIDER COMMITMENT LEVEL

        a. As a VANTAGE SERVICE PROVIDER, VAR shall elect one and only one COMMITMENT LEVEL, with accompanying terms and conditions, of the following set out below:

                       VANTAGE PROVIDER COMMITMENT LEVELS

                PRODUCT
                SUBLICENSE           VANTAGE      QUARTERLY     LICENSE
INITIAL         COMMITMENT           PERCENTAGE   MINIMUM       PERCENTAGE
   *            $200,000-$399,999    50%          $ 5,000       85%
   *            $400,000-$599,999    45%          $ 7,500       85%
   *            $600,000-$799,999    40%          $10,000       90%
   *            $800,000 or >        30%          $17,500       90%

        b. As a VANTAGE SERVICE PROVIDER, VAR's COMMITMENT LEVEL and accompanying criteria, shall be reviewed each year. If VAR fails to meet any of the above criteria appropriate to the VAR's COMMITMENT LEVEL, VMARK may provide written notice, effective upon receipt by VAR, that VAR shall be treated under the terms and conditions of a different COMMITMENT LEVEL or shall be required to select VANTAGE RESELLER terms and conditions.

        c. Upon each anniversary of the Effective Date of this Agreement, VAR may elect to change its VANTAGE SERVICE PROVIDER COMMITMENT LEVEL or change to a VANTAGE RESELLER status. Such election may only be done by 90 days written notice from VAR to VMARK. If VAR elects to change to a VANTAGE RESELLER status, the terms and conditions and payments to VMARK for all Product licenses sold prior to the effective date of change shall be those in effect for the VANTAGE SERVICE PROVIDER COMMITMENT LEVEL prior to the elected status change.

        d. VANTAGE SERVICE PROVIDERS will provide 1st level support to their end users as described in the then prevailing Valued Partner Handbook. VANTAGE SERVICE PROVIDERS will request 2nd level support from VMARK only after all reasonable efforts to resolve customer problems in a timely manner have been exhausted. In the event that on-site support by VMARK is a result of VANTAGE SERVICE PROVIDERS actions, then VANTAGE SERVICE PROVIDER will be responsible for all expenses incurred by VMARK.

4.      VANTAGE SERVICE PROVIDER PAYMENTS

        VMARK, at the beginning of each quarter, shall invoice VAR for the greater of either:

        a. The QUARTERLY MINIMUM appropriate to the COMMITMENT LEVEL as elected by VAR herein, or

        b. The result of the following calculation:

           Quarterly VMARK Charge = (VANTAGE PERCENTAGE times LICENSE PERCENTAGE times TOTAL MAINTENANCE CHARGE) divided by 4

           The first Quarterly VMARK Charge shall be invoiced upon the Effective Date of this Agreement and shall be prorated based upon the number of days remaining within VMARK's business quarter as a percentage of a ninety (90) day quarter. Payments are due and payable within thirty
           (30) days after invoice date.

B.      VANTAGE RESELLER

        As a VANTAGE RESELLER, for each Maintenance Agreement with the sub-license VAR procures for VMARK for Product(s) licensed by VAR, VMARK shall credit to the VAR's account a sales commission equal to the following percentages of the MAINTENANCE CHARGE, net of any discounts, e.g., for multi-year contracts, prepayments, etc., paid to VMARK:

                -  1st year  *
                -  2nd year  *
                -  3rd year  *

        To qualify for these commissions, VAR must procure the Maintenance Agreement with the sub-licensee at point of sale of license. Such commission credits shall be made by VMARK to VAR each quarter for MAINTENANCE CHARGE payments made by VAR's sub-licensee(s) to VMARK during the prior quarter. Commission credits will be made to VAR within forty-five (45) days following the end of each quarter in which VMARK receives payment.


--------------------------------------------------------------------------------
                                      -2-

[LOGO]

                                   ADDENDUM 1
                                PRODUCT REGISTER

This Addendum is entered into and becomes effective 12-27-95 by and between VMARK Software, Inc. ("VMARK"), a Delaware Corporation with its principal place of business at 50 Washington Street, Westboro, MA 01581, and Dataworks Corp. ("VAR") with its principle place of business at 5910 Pacific Center Blvd., San Diego, CA 92121.

Whereas, VMARK and VAR entered into a Value Added Reseller Agreement dated 12-27, 1995.

VAR shall have the right to sublicense the following products initialed below:

                DATABASE
        (r)     X  uniVerse
                __
        (r)     X  uniVerse NT/Server Edition*
                __
        (r)     X  uniVerse for NT/Workgroup Edition*
                __
        (r)     X  uniVerse for SCO
                __
                __ uniVerse for UnixWare
        (r)     X  interCALL*
                __
        (r)     X  uV/NET II*
                __
                __ uV/SQL Client Option*
                __ SequeLink Server*
        (r)     X  Client/Server DBMS uniVerse/ODBC*
                --
                __ CompuSheet+ for uniVerse*
                __ JET for uniVerse*
                __ uniVerse SIMPLE*


                CONNECTIVITY

                __ HyperSTAR Server for Prime INFORMATION
        (r)     X  HyperSTAR Server for PI/Open
                __
        (r)     X  HyperSTAR Server for uniVerse
                __
                __ HyperSTAR Server for Oracle
                __ HyperSTAR Server for Informix
                __ HyperSTAR Server for Sybase
                __ HyperSTAR Server for Ingres
                __ HyperSTAR Server for DB2
                __ Star/View Standard Edition
                __ Star/View Professional Edition
                __ HyperSTAR Developer Package/Windows
                __ HyperSTAR Developer Package/UNIX


                TOOLS

                __ TERMITE*

*Vantage Percentage for these products is 100%.

Addendum 1                    1
Value Added Reseller Agreement

[ SOFTWARE LOGO]                             * CONFIDENTIAL TREATMENT REQUESTED

                                   ADDENDUM 2
                        INITIAL ORDER PACKAGE FOR A VAR

This order is issued in accordance with the terms and conditions of the Agreement between VMARK Software, Inc. and Data Works Corp. dated 12-27-95. The VMARK Product(s) purchased hereunder are for internal use only, not for resale, life of agreement licenses.

I.  DATABASE

                                                                                                     Partner Price     Extended
                                                            Lin. Price          Partner    Extended  Annual            Annual
VAR                                                         Product             Price      Partner   Standard          Standard
Initials   Qty.   Product                                   License                        Price     Maintenance       Maintenance
--------   ----   -------                                   ----------          -------    -------   -------------     -----------
                                                                                                     [unreadable]      [unreadable]
_____       2     16-user UniVerse License                  $6,960.00            *          *        $672.00           $ Note 1
                  CPU ____________________
_____       1     16-user ???Verse for NT/Server Edition    $6,960.00            *          *        $672.00           $ Note 1
                  CPU ____________________
____        1     16-user ????CALL License [unreadable]     $2,064.00            *          *        $218.00           $ ________
____        1     16-user ??V/NET                           $1,840.00            *          *        $193.00           $ Note 1
____        1     1 user copy a V/SQL Client                $  215.00            *          *        $ 23.00           $ ________
____        1     2-user copy SequeLink Server              $ 1628.00            *          *        $171.00           $ ________
____        1     16-user client/server (or uniVerse/ODBC)  $ 3360.00            *          *        $412.00           $ ________
____        1     4-user copy CompuSheet+ for uniVerse      $  495.00            *          *          N/C
____        1     10-user copy JET for uniVerse             $  795.00            *          *          N/C
____        1     4-user copy uniVerse SIMPLE               $  700.00            *          *        $ 74.00           $ ________
____              Up to 4, 2-user life of agreement         $  120.00 (per CPU)  *          *        $ 84.00 (per CPU) $ ________
                  demo licenses for uniVerse
                  CPU ____________  CPU ______________
                  CPU ____________  CPU ______________
____       40     Up to 4, 2-user life of agreement         $  120.00 (per CPU)   $6.00 per CPU   *  $ 84.00 (per CPU)  $ Note 2
                  demo licenses for NT
                  CPU ____________  CPU ______________
                  CPU ____________  CPU ______________

                  Totals for Database products and Maintenance                                     *                    $ _______


VAR               Note 3                                                   Time Units       # of Employees    Amt to
Initials   Qty.   Required Personnel Certification Courses                 Required         Attending         be Paid
--------   ----   ---------------------------------------------            ----------       --------------    --------
____         1    Salesperson:          Intro to PRDBMS                    2 days = $990    x ___ (Min. 1)    $ __________
____         1    Developer:            Intro to PRDBMS                    2 days = $990    x ___ (Min. 1)    $ __________
                                        uniVerse DB Query                  3 days = $1295   x ___ (Min. 1)    $ __________
                                        uniVerse/SQL                       3 days = $1295   x ___ (Min. 1)    $ __________
                                        uniVerse SYS Admin                 3 days = $1295   x ___ (Min. 1)    $ __________
                  (This training is required for VAR employees and is available at open enrollment
                   VMARK education sties. All T&L to be paid by VAR.)

                                                                                  Total Database Training     $ __________


II. CONNECTIVITY

                                                                                            List Price        Partner Price
VAR                                                                                         Hyper STAR        MyperSTAR
Initials   Qty.   Product/Training                                                          Package           Package
--------   ----   ----------------                                                          ----------        -------------
____        1     8-user HyperSTAR Server license for a database                            $27,000.00          *
                  CPU _________________________________                                     (plus T&L)          *
                  Database ____________________________                                                         *
            2     HyperSTAR Developer Package/Windows                                                           *
            1     Single-user HyperSTAR Developer Package/UNIX                                                  *
            1     One-year standard maintenance                                                                 *
           / /    Up to 4, 4-user life of agreement demo licenses for HyperSTAR                                 *
                  CPU ____________  CPU ______________                                                          *
                  CPU ____________  CPU ______________                                                          *
            1     HyperSTAR consulting package to increase HyperSTAR to VAR application, and provide installation and troubleshooting consultation, ODBC and
                  API technical training. Total of 10-days, on-site. T&L to be paid
                  by VMARK.                                                                                     *
                                                                                            Total HyperSTAR   $
                                                                                                                ------------

Addendum 2
Value Added Reseller Agreement         1

Note 1:  Vantage Provider Maintenance Percentage
Note 2:  No Maintenance Charge - Dataworks will take first call.
Note 3:  Dataworks does not need any uniVerse Training.
         uniVerse Training has been conducted under separate contract.

                                              * CONFIDENTIAL TREATMENT REQUESTED

III. TOOLS

                                                                  List Price                      Annual
VAR                                                               Product         Former          Standard
Initials        Qty.    Product                                   License         Price           Maintenance
--------        ----    -------                                   -----------     -------         ------------
___             1       1-User copy Enhanced CoSTAR license       $ 230.00           *               N/C

                        Totals for CoSTAR Products                                   *

VAR                                                                     Time Units      # of Employees  Amt. to
Initials        Qty.    Required Personnel Certification Courses        Required        Attending       be Paid
--------        ----    ----------------------------------------        ----------      --------------  -------
____             1      Salesperson:  Intro to CoSTAR                   1 = $495        x ___ (Min. 1)  $_______
____             1      Developer:    Intro to CoSTAR                   1 = $495        x ___ (Min. 1)  $_______
                                      GUI Applications                  1 = $495        x ___ (Min. 1)  $_______
                        (This training is required for VAR employees
                        and is available at open enrollment VMARK
                        eduction sites. All T&L to be paid by VAR.)
                                                                                  Total CoSTAR Training $_______

___              1      Valued Partner Handbook I                                       $ N/C
___              1      Valued Partner Handbook II                                      $ N/C

                                (a) Enter subtotal of all "Product Licenses"              *
                                (b) Enter subtotal of all "Standard Maintenance"          *
                                (c) Enter HyperSTAR Package, if applicable                *
                                (d) Enter subtotal of all "Training" $________ less 20% discount*

                                TOTAL (a) through (d) as Initial Order Package Fee        *


Initial Order Package Fee of $   *     is payable upon contract execution by the
VAR.

Subject to prior written credit approval by VMARK; license fees and other charges are payable as provided for in Section 11. Payment Terms of the Agreement. Shipping charges are the responsibility of the VAR and will be added to VAR invoice for the Initial Order.

Requested shipping date for Licenses and Documentation  ASAP
                                                        ----------------
Purchase Order Number ____________________

THE FOREGOING ORDER IS ACCEPTED.

VAR:                                    VMARK Software, Inc.

Dataworks Corp.
-----------------------------           -------------------------------------
Company Name                            Company Name

Rick Russo                              Alec Stern
-----------------------------           -------------------------------------
Name (Printed)                          Name (Printed)

/s/ Rick Russo                          /s/ Alec Stern
-----------------------------           -------------------------------------
Signature                               Signature

12-27-95                                January 22, 1996
-----------------------------           -------------------------------------
Date                                    Date

                                              *  CONFIDENTIAL TREATMENT REQUIRED
SOFTWARE

                                   ADDENDUM 3
                        VMARK PROGRAM DISCOUNT SCHEDULE

VAR shall elect, as of the Effective Date of this Agreement, the discount from VMARK that shall be provided to VAR. VAR elects either one Standard Product Discount level or Annual Minimum Commitment, but not both, of these two options set forth below.


                                      ANNUAL MIN.                     SCHEDULED
    STANDARD           PRODUCT         PRODUCT       CONSULTING      EDUCATIONAL
PRODUCT DISCOUNT       DISCOUNT        LICENSE        SERVICES        TRAINING
     LEVEL         CLASS I  CLASS II   REVENUE        DISCOUNT        DISCOUNT

Premier Reseller    *        *          *              *               *
Reseller            *        *          *              *               *

                                                                       SCHEDULED
  ANNUAL                 PRODUCT                        CONSULTING     EDUCATIONAL
 MINIMUM                 DISCOUNT                        SERVICES        TRAINING
COMMITMENT          CLASS I*  CLASS II    QRTYL. MIN.    DISCOUNT*       DISCOUNT

$400,000-$599,999     *         *           *                 *              *
$600,000-$799,999     *         *           *                 *              *
$800,000+             *         *           *                 *              *

* Discount off single-user list price as set forth in prevailing Price List at time of order.

VAR hereby elects the following discount level initialed below:

    *   Standard Discount - Premier Reseller
    *   Standard Discount - Reseller
    *   Annual Minimum Commitment of      *

VAR level shall be reviewed each year. If VAR fails to meet the above criteria appropriate to the VAR level selected, VMARK shall provide written notice, effective upon receipt by VAR, that VAR shall be treated under the terms and conditions of a different VAR level.

The discount level selected above is in effect from 1/1/96 through to 12/3/96.

--------------------------------------------------------------------------------
Addendum 3                        1

Annual Minimum Commitment Terms and Conditions

1. The foregoing Annual Minimum Commitment chosen by VAR shall be for a period of twelve months from the date of this Agreement and shall continue for each twelve (12) month period thereafter during the term of the Agreement unless modified by written notice from VAR to VMARK sixty (60) days prior to the end of the twelve (12) month period and any anniversary thereof.

2. At the end of any twelve (12) month minimum commitment period, should VAR choose to eliminate the Annual Minimum Commitment for the following twelve (12) month period, the discount received by VAR shall be VMARK'S then prevailing discount then in effect for VAR license revenue level.

3. At the end of the first and subsequent twelve (12) month minimum commitment period, should VAR choose an Annual Minimum Commitment different from that in affect, then the discount received by VAR shall be the appropriate discount set forth above based on such Minimum Annual Commitment.

4. During any twelve (12) month minimum contract period VAR shall have the right upon written notice and adjusted payment to VMARK to increase the amount of the Annual Minimum Commitment and receive the appropriate discount associated with the larger Annual Minimum Commitment. Such increase shall be in effect for and begin a new twelve (12) month period unless modified pursuant to the terms of this paragraph 4.

5. The appropriate discount shall be effective from the date of payment of one fourth (1/4) of the new Annual Minimum Commitment.

6. During the twelve (12) month Annual Minimum Commitment period VAR shall not have the right to reduce the Annual Minimum Commitment then in affect.

7. One fourth (1/4) of the Annual Minimum Commitment shall be due and payable upon election of the appropriate Annual Minimum Commitment with subsequent one fourth (1/4) payments due each ninety (90) days thereafter until such time as the then applicable Annual Minimum Commitment is reached.

8. Any discounts due by VAR for licenses sold prior to the effective date hereof shall remain due based on the discount in effect on the date of such sale.

9. Discount and/or required Annual Minimum Commitment may be changed by VMARK upon ninety (90) days prior written notice, effective at the end of the then current 12 month period.

10. All license fees paid by VAR during the Annual Minimum Commitment period shall be applied toward the Annual Minimum Commitment then in effect.

All other terms and conditions of the Agreement not modified herein shall remain in full force and effect.

VAR:                                    VMARK SOFTWARE:

Dataworks Corp.
------------------------------          ------------------------------------
Company Name                            Company Name

Rick Russo                              Alec Stern
------------------------------          -------------------------------------
Name (printed)                          Name (printed)

/s/ Rick Russo                          /s/  Alec Stern
------------------------------          -------------------------------------
Signature                               Signature

12-27-95                                January 22, 1996
------------------------------          -------------------------------------
Date                                    Date

                                             *  CONFIDENTIAL TREATMENT REQUESTED

                    VALUE ADDED RESELLER AGREEMENT AMENDMENT

This Amendment is entered into and becomes effective 12-27-95 by and between VMARK Software, Inc. ("VMARK"), a Delaware Corporation with its principle place of business at 50 Washington Street, Westboro, MA 01581 and the Value Added Reseller DataWorks Corporation, ("VAR") with its principle place of business at 5910 Pacific Center Boulevard, Suite 300, San Diego, CA 92121.

WHEREAS, VMARK and VAR entered into a Value Added Reseller Agreement dated 12-27-1995 ("AGREEMENT"); and

WHEREAS, VMARK and VAR wish to amend said AGREEMENT.

NOW, THEREFORE, the parties agree as follows:

1. Replace section 6.3 with the following:

   6.3 VAR must secure an EXHIBIT 1 to the sublicense form from the end user for any upgrade version of Product(s), such as increasing the number of users supported by Product(s) or replacing the Central Processing Unit on which Product(s) is originally licensed for use.

2. Remove the following from paragraph 12; section 12.2:

   12.2 Any amount not paid when due may be subject to a late payment charge at the rate of 1.5% per month of the maximum rate permitted by law, whichever is less until such payment is made.

3. Replace the SECOND LINE MAINTENANCE SUPPORT definition in Schedule 14 with the following:

        "SECOND LINE MAINTENANCE SUPPORT" is the level of maintenance support, described in the then current Valued Partner Handbook, provided by VMARK to VAR should VAR elect herein to assume FIRST LINE SUPPORT duties to End User.

4. Replace the second paragraph in Schedule 14; section A with the following:

        As a VANTAGE SERVICE PROVIDER, VAR may request, and VMARK will provide, service and/or maintenance support which require greater expertise and knowledge of VMARK Product(s) than VAR is trained or certified to provide. Such service will be provided by VMARK at VMARK's then current prices, terms and conditions. VAR agrees that VMARK may charge for other services and/or programs that may exist or be announced from time to time as long as such programs and/or services do not include items included in SECOND LINE MAINTENANCE SUPPORT.

5. Replace section 3a on page 2 of Schedule 14 with the following:

        As a VANTAGE SERVICE PROVIDER, VAR shall commit to the following COMMITMENT LEVEL, with accompanying terms and conditions, from the effective date of this agreement to no later than ********.

                                              * CONFIDENTIAL TREATMENT REQUESTED

Quarter         AMC             Price per User     Vantage/License         Quarterly Minimum
                                                      Percentage
Q1 96            *                *                  *                       *
Q2 96            *                *                  *                       *

     *       VMARK is providing an      *      PRODUCT SUBLICENSE COMMITMENT
             license price in good faith with the understanding that VAR will
             potentially commit to COMMITMENT LEVEL      *       .

     **      VMARK has waived the         *      payment for     *    . However,
             VAR shall be billed the TOTAL MAINTENANCE CHARGE with the VANTAGE PERCENTAGE and LICENSE PERCENTAGE applied for * /AR shall be billed the QUARTERLY MINIMUM every quarter, at the beginning of each quarter, starting with * for all licenses sublicensed to data.

The Q1 96 AMC payment shall be made to VMARK on or before        *         .
Subsequent quarters, the AMC will be invoiced to the VAR within the first week of the first month of each new quarter and payable according to the terms of this Agreement.

VAR shall notify VMARK in writing on or before       *        as to which of
the following COMMITMENT LEVEL VAR shall commit to for the remainder of this agreement. *

COMMITMENT LEVEL OPTION 1:  $800,000 Product Sublicense Commitment

Quarter         AMC             Price per User     Vantage/License         Quarterly Minimum
                                                      Percentage
Q3 96            *                *                  *                       *
Q4 96
 to
Q4 98            *                *                  *                       *

COMMITMENT LEVEL OPTION 2:  $600,000 Product Sublicense Commitment

Quarter         AMC             Price per User     Vantage/License         Quarterly Minimum
                                                      Percentage
Q3 96            *                *                  *                       *
Q4 96
 to
Q4 98            *                *                  *                       *

COMMITMENT LEVEL OPTION 3:  $400,000 Product Sublicense Commitment

Quarter         AMC             Price per User     Vantage/License         Quarterly Minimum
                                                      Percentage
Q3 96            *                *                  *                       *
Q4 96
 to
Q4 98            *                *                  *                       *